AXP(R)
   Diversified
      Equity Income
                Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

CONTENTS
From the Chairman                                           2
Economic and Market Update                                  3
Fund Snapshot                                               5
Questions & Answers     with Portfolio Management           6
The Fund's Long-term Performance                            9
Investments in Securities                                  10
Financial Statements (Portfolio)                           13
Notes to Financial Statements (Portfolio)                  16
Independent Auditors' Report (Portfolio)                   19
Financial Statements (Fund)                                20
Notes to Financial Statements (Fund)                       23
Independent Auditors' Report (Fund)                        29
Federal Income Tax Information                             30
Board Members and Officers                                 32

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2   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   from CIO William F. "Ted" Truscott

(photo of ) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation
Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

Key points

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Fund Snapshot
   as of sept. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                 Warren Spitz
Tenure/since                                           11/6/00
Years in industry                                           18

FUND OBJECTIVE
For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates
A: 10/15/90          B: 3/20/95            C: 6/26/00         Y: 3/20/95

Ticker symbols
A: INDZX             B: IDEBX              C: ADECX           Y: IDQYX

Total net assets                                $1.810 billion
Number of holdings                            approximately 90

STYLE MATRIX
Shading within the style matrix indicates areas in which the Fund generally invests.
            STYLE
   VALUE    BLEND   GROWTH
     X                       LARGE
     X                       MEDIUM    SIZE
     X                       SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(pie graph)
Common stocks 94.5%
Bond 0.2%
Prefered stocks 3.8%
Cash equivalents 1.5%

TOP FIVE SECTORS
Percentage of portfolio assets

Insurance                                     15.6%
Energy                                        10.6
Multi-industry conglomerates                   9.1
Industrial equipment & services                8.9
Financial services                             4.6

TOP TEN HOLDINGS
Percentage of portfolio assets

Lehman Brothers Holdings                       3.5%
ConocoPhillips                                 3.4
Ingersoll-Rand Cl A                            2.7
Caterpillar                                    2.6
Crescent Real Estate Equities                  2.3
Burlington Northern Santa Fe                   2.1
XL Capital Cl A                                2.1
Pioneer Natural Resources                      2.0
Travelers Property Casualty Cl A               2.0
PacifiCare Health Systems                      1.9

Fund holdings are subject to change.

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5   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Questions & Answers
   WITH PORTFOLIO MANAGEMENT

Q:   How did the Fund perform for the 12-month period ended Sept. 30, 2002?

A: The Fund posted disappointing returns for its fiscal year ended Sept. 30, 2002, with results slightly worse than those of its benchmark and peer group. The Fund returned -17.87% for the period (Class A shares excluding sales charges) while the Russell 1000(R) Value Index returned -16.95%. The Lipper Equity Income Funds Index, the Fund's peer group, returned -16.74%.

Q:   What factors most significantly impacted performance?

A: The reporting period began in the wake of the tragic events of Sept. 11, 2001. Stocks had already endured a protracted downturn at that point, but were beginning to regain some ground. While the economy was still struggling, there were signs that recovery could possibly pick up real momentum in the short term. That helped the performance of stocks of companies in more economically sensitive industries, a trend that worked to the Fund's advantage early in the period. At that time, our emphasis on capital goods stocks paid off as many of our holdings in this area enjoyed solid returns. Also early in the period, our decision to reduce our position in telecommunications services stocks aided performance, since they performed poorly as the year came to a close.

     Generally speaking, the Fund's fiscal year evolved into a more severe continuation of existing challenges in the equity markets. January through September proved to be an extraordinarily difficult environment for virtually all equity securities, as the stock market endured its worst calendar quarter (third Quarter 2002) in 15 years. Economic recovery did not materialize as quickly or as solidly as many investors expected or hoped. Companies not overly sensitive to the business cycle -- those in less cyclical industries -- fared best.

PERFORMANCE COMPARISON
For the year ended Sept. 30, 2002

     0

    -5

   -10
         (bar 1)     (bar 2)     (bar 3)
   -15   -17.87%     -16.95%     -16.74%

   -20

(bar 1) AXP Diversified Equity Income Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index (unmanaged)
(bar 3) Lipper Equity Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Stock selection and rigorous fundamental analysis were essential to generating good relative performance this period.(end callout quote)

    Stock selection and rigorous fundamental analysis were essential to generating good relative performance this period. This tough backdrop proved to be the largest overall challenge to Fund performance this period, more so than even during the second quarter of this year. A few continuous trends persisted -- stock prices continued to struggle, and performance was generated primarily from individual stock selection in a market where what a Fund didn't own was as crucial as what it did hold. A positive trend working in our favor throughout the 12-month period was the multi-cap nature of AXP Diversified Equity Income Fund's portfolio, since mid- and smaller-capitalization stocks edged out their large-cap counterparts.

    In anticipation of a more robust economic recovery, our overweighted exposure to both basic materials

AVERAGE ANNUAL TOTAL RETURNS
as of Sept. 30, 2002
                               Class A                 Class B                         Class C             Class Y
(Inception dates)            (10/15/90)               (3/20/95)                       (6/26/00)           (3/20/95)
                         NAV(1)       POP(2)      NAV(1)   After CDSC(3)       NAV(1)   After CDSC(4)  NAV(5)    POP(5)
1 year                  -17.87%      -22.60%     -18.50%     -21.56%             -18.48%    -18.48%   -17.75%   -17.75%
5 years                  -1.55%       -2.71%      -2.29%      -2.42%                 N/A        N/A    -1.42%    -1.42%
10 years                 +7.50%       +6.86%         N/A         N/A                 N/A        N/A       N/A       N/A
Since inception             N/A          N/A      +5.44%      +5.44%             -10.46%    -10.46%    +6.38%    +6.38%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Questions & Answers

    stocks and capital goods stocks detracted from performance, since these sectors were down during the final months of the period. On the positive side, our intended underweight of telecom benefited performance throughout the entire period, since these stocks did poorly in the second half of the Fund's fiscal year as well.

Q: What changes did you make to the portfolio?

A: While we have not made significant changes to the portfolio's allocations or structure, we modestly added more economically sensitive stocks to the portfolio in anticipation of an eventual but gradual economic turnaround. In addition, we found what we believed to be good value in some of these names, such as Rockwell Automation and Monsanto, whose prices have come down in recent weeks.

    Another minor shift to the portfolio is that we sold some positions or partial positions in select financial services company stocks that experienced earnings disappointments. We redeployed the proceeds from those sales to other financial services companies, primarily in insurance.

Q: What is your outlook?

A: Although the equity markets have suffered as of late, due to concern over terrorism and corporate accounting and governance issues, we remain positive on stocks for the long term. AXP Diversified Equity Income Fund offers investors an additional advantage in that it adopts a quarterly dividend component that can offer a buffer against volatility. It also invests across capitalization lines, permitting greater diversification for those investors who want access to the broad equity markets, rather than concentrating on one area of company size. Difficult times such as these point out the importance of diversifying a portfolio not only according to cap size, but investment style as well.

    Although our stocks in materials and capital goods were down in recent months, as a value manager, we continue to favor these issues. Should the economy illustrate concrete signs of a sustained recovery, we believe these are the types of companies that could show dramatic improvement and benefit Fund performance.

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8   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Diversified Equity Income Fund (Fund) Class A shares (from 10/01/92 to 9/30/02) as compared to the performance of two widely cited performance indexes, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP DIVERSIFIED EQUITY INCOME FUND
$50,000

$40,000

$30,000           (dotted line) Russell 1000(R) Value Index
                  (dashed line) Lipper Equity Income Funds Index
$20,000           (solid line) AXP Diversified Equity Income Fund Class A

$10,000

        `92   '93   '94   '95   '96   '97   '98   '99   '00   '01    '02

(solid line) AXP  Diversified  Equity Income Fund Class A $19,424
(dotted line) Russell 1000(R) Value Index $27,034
(dashed line) Lipper Equity Income Funds Index $21,202

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Average Annual Total Returns
Class A with Sales Charge as of Sept. 30, 2002
1 year                     -22.60%
5 years                    -2.71%
10 years                   +6.86%
Since inception            N/A

Results for other share classes can be found on page 7.

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9   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Investments in Securities
Equity Income Portfolio

Sept. 30, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (95.7%)
Issuer                        Shares               Value(a)

Aerospace & defense (2.1%)
Goodrich                      850,000             $16,048,000
Rockwell Automation           680,000              11,063,600
United Technologies           185,000              10,450,650
Total                                              37,562,250

Airlines (0.5%)
AMR                         1,990,000(b)            8,318,200

Automotive & related (2.3%)
Eaton                         250,000              15,935,000
General Motors                680,000              26,452,000
Total                                              42,387,000

Banks and savings & loans (2.1%)
FleetBoston Financial         340,000               6,912,200
J.P. Morgan Chase             325,000               6,171,750
Washington Mutual             775,000              24,389,250
Total                                              37,473,200

Beverages & tobacco (0.6%)
Philip Morris                 265,000              10,282,000

Building materials & construction (1.9%)
Fluor                         400,000               9,776,000
Hanson ADR                    965,000(c)           24,819,800
Total                                              34,595,800

Chemicals (2.1%)
Dow Chemical                1,235,000              33,727,850
Imperial Chemical Inds ADR    385,000(c)            5,055,050
Total                                              38,782,900

Communications equipment & services (1.1%)
Verizon Communications        730,000              20,031,200

Computers & office equipment (1.9%)
Electronic Data Systems       315,000               4,403,700
Hewlett-Packard             1,475,000              17,213,250
Pitney Bowes                  425,000              12,958,250
Total                                              34,575,200

Energy (10.8%)
BP ADR                        405,000(c)           16,159,500
ChevronTexaco                 280,000              19,390,000
ConocoPhillips              1,333,320              61,652,717
Kerr-McGee                    700,000              30,408,000
Marathon Oil                1,335,000              30,277,800
Ocean Energy                  285,000               5,685,750
Petroleo Brasileiro ADR       975,000(c)           10,461,750
Unocal                        660,000              20,717,400
Total                                             194,752,917

Energy equipment & services (4.4%)
McDermott Intl              2,500,000(b)           15,325,000
Pioneer Natural Resources   1,505,000(b)           36,496,250
Tidewater                   1,030,000              27,799,700
Total                                              79,620,950

Financial services (4.7%)
Citigroup                     325,000               9,636,250
Lehman Brothers Holdings    1,310,000              64,255,500
Morgan Stanley                330,000              11,180,400
Total                                              85,072,150

Food (1.8%)
Archer-Daniels-Midland        939,750              11,756,273
SUPERVALU                   1,275,000              20,591,250
Total                                              32,347,523

Furniture & appliances (1.4%)
Whirlpool                     535,000              24,535,100

Health care (0.8%)
Schering-Plough               690,000              14,710,800

Health care services (1.9%)
PacifiCare Health Systems   1,477,400(b)           34,113,166

Industrial equipment & services (9.0%)
Caterpillar                 1,290,000              48,013,800
Illinois Tool Works           330,000              19,248,900
Ingersoll-Rand Cl A         1,425,000(c)           49,077,000
Parker-Hannifin               710,000              27,129,100
Tomkins ADR                 1,400,000(c)           19,754,000
Total                                             163,222,800

See accompanying notes to investments in securities.
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10   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Issuer                             Shares             Value(a)

Insurance (15.8%)
ACE                                 685,000(c)      $20,282,850
CIGNA                               460,000          32,545,000
Hartford Financial Services Group   219,400           8,995,400
Jefferson-Pilot                     465,000          18,646,500
Lincoln Natl                        465,000          14,205,750
Loews                               700,000          30,023,000
MetLife                             568,000          12,927,680
SAFECO                              825,000          26,218,500
St. Paul Companies                  950,000          27,284,000
Torchmark                           615,000          21,069,900
Travelers Property Casualty Cl A  2,714,041(b)       35,825,341
Travelers Property Casualty Cl B     28,848(b)          390,313
XL Capital Cl A                     511,000(c)       37,558,500
Total                                               285,972,734

Leisure time & entertainment (1.2%)
Royal Caribbean Cruises     1,325,000              21,094,000

Media (1.9%)
Donnelley (RR) & Sons         972,300              22,858,773
Knight-Ridder                 210,000              11,846,100
Total                                              34,704,873

Metals (1.4%)
Alcoa                         870,000              16,791,000
Martin Marietta Materials     270,000               8,793,900
Total                                              25,584,900

Multi-industry conglomerates (9.2%)
Crane                         595,000              11,757,200
Diebold                       710,000              23,373,200
Dover                         390,000               9,898,200
Eastman Kodak               1,215,000              33,096,600
Honeywell Intl                860,000              18,627,600
Monsanto                      770,000              11,773,300
Textron                       785,000              26,768,500
Xerox                       1,065,000(b)            5,271,750
YORK Intl                     915,000              25,803,000
Total                                             166,369,350

Paper & packaging (2.4%)
Abitibi-Consolidated        2,100,000(c)           14,217,000
Intl Paper                    900,000              30,051,000
Total                                              44,268,000

Real estate investment trust (4.4%)
Crescent Real Estate
   Equities                 2,675,000              41,997,500
Equity Residential            707,600              16,939,944
JDN Realty                  1,000,000              12,080,000
Starwood Hotels &
  Resorts Worldwide           380,000               8,474,000
Total                                              79,491,444

Retail (1.0%)
Charming Shoppes            2,570,000(b)           17,347,500

Textiles & apparel (1.2%)
Kellwood                      970,000              22,174,200

Transportation (2.2%)
Burlington Northern
  Santa Fe                  1,645,000              39,348,400

Utilities -- electric (1.2%)
CMS Energy                  2,800,000              22,568,000

Utilities -- gas (1.1%)
El Paso                     2,475,000              20,468,250

Utilities -- telephone (3.3%)
AT&T                        1,745,000              20,957,450
SBC Communications            470,000               9,447,000
Sprint (FON Group)          3,240,000              29,548,800
Total                                              59,953,250

Total common stocks
(Cost: $2,205,993,210)                         $1,731,728,057

See accompanying notes to investments in securities.

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11   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Preferred stocks (3.9%)
Issuer                        Shares               Value(a)
CNF Trust I
  5.00% Cm Cv Series A        500,000             $23,900,000
Union Pacific Capital
  6.25% Cm Cv                 270,500              13,761,688
  6.25% Cm Cv                 541,000(d)           27,523,374
Xerox
  7.50% Cv                    130,700(d)            4,819,563

Total preferred stocks
(Cost: $70,847,653)                               $70,004,625

Bond (0.1%)
Issuer                            Coupon        Principal          Value(a)
                                   rate          amount
Utilities -- electric
Calpine
  Sr Nts
   02-15-11                         8.50%     $6,000,000          $2,460,000

Total bond
(Cost: $4,873,630)                                                $2,460,000

Short-term securities (1.5%)
Issuer                          Annualized       Amount            Value(a)
                               yield on date   payable at
                                of purchase     maturity

U.S. government agencies (1.2%) Federal Home Loan Mtge Corp Disc Nts
  11-07-02                          1.68%     $6,000,000          $5,989,360
  11-25-02                          1.68       3,000,000           2,992,379
Federal Natl Mtge Assn Disc Nts
  10-16-02                          1.73       1,600,000           1,598,905
  10-31-02                          1.67       8,300,000           8,288,065
  12-18-02                          1.70       3,800,000           3,786,578
Total                                         22,655,287

Commercial paper (0.3%)
CXC
  10-01-02                          1.78       5,100,000(e)        5,099,739

Total short-term securities
(Cost: $27,755,344)                                              $27,755,026

Total investments in securities
(Cost: $2,309,469,837)(f)                                     $1,831,947,708

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 10.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Sept. 30, 2002, the cost of securities for federal income tax purposes was $2,311,184,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized  appreciation          $  42,083,006
     Unrealized depreciation            (521,319,806)
                                        ------------
     Net unrealized depreciation       $(479,236,800)
                                       -------------

--------------------------------------------------------------------------------
12   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

Sept. 30, 2002

Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,309,469,837)                              $1,831,947,708
Cash in bank on demand deposit                                          149,932
Dividends and accrued interest receivable                             4,048,476
Receivable for investment securities sold                             9,285,213
                                                                      ---------
Total assets                                                      1,845,431,329
                                                                  -------------

Liabilities
Payable for investment securities purchased                             965,702
Payable upon return of securities loaned (Note 4)                    33,735,000
Accrued investment management services fee                               75,256
Other accrued expenses                                                   40,977
                                                                         ------
Total liabilities                                                    34,816,935
                                                                     ----------
Net assets                                                       $1,810,614,394
                                                                 ==============
*Including securities on loan, at value (Note 4)                 $   28,785,000
                                              -                  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statement of operations
Equity Income Portfolio

Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                           $  58,422,549
Interest                                                                                1,319,941
   Less foreign taxes withheld                                                           (585,497)
                                                                                         --------
Total income                                                                           59,156,993
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                     11,851,751
Compensation of board members                                                              18,855
Custodian fees                                                                            147,793
Audit fees                                                                                 26,250
Other                                                                                      45,821
                                                                                           ------
Total expenses                                                                         12,090,470
   Earnings credits on cash balances (Note 2)                                              (1,861)
                                                                                           ------
Total net expenses                                                                     12,088,609
                                                                                       ----------
Investment income (loss) -- net                                                        47,068,384
                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                           (122,394,934)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (336,112,184)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (458,507,118)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(411,438,734)
                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio

Year ended Sept. 30,                                                        2002                    2001

Operations
Investment income (loss) -- net                                       $   47,068,384        $   39,133,238
Net realized gain (loss) on investments                                 (122,394,934)          188,621,700
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   (336,112,184)         (382,519,279)
                                                                        ------------          ------------
Net increase (decrease) in net assets resulting from operations         (411,438,734)         (154,764,341)
                                                                        ------------          ------------
Proceeds from contributions                                              244,557,943           182,112,877
Fair value of withdrawals                                                (97,243,156)         (153,090,506)
                                                                         -----------          ------------
Net contributions (withdrawals) from partners                            147,314,787            29,022,371
                                                                         -----------            ----------
Total increase (decrease) in net assets                                 (264,123,947)         (125,741,970)
Net assets at beginning of year                                        2,074,738,341         2,200,480,311
                                                                       -------------         -------------
Net assets at end of year                                             $1,810,614,394        $2,074,738,341
                                                                      ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
Equity Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
16   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
17   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $513,630 for the year ended Sept. 30, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2002, the Portfolio's custodian fees were reduced by $1,861 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,120,183,547 and $896,367,604, respectively, for the year ended Sept. 30, 2002. For the same period, the portfolio turnover rate was 40%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $53,400 for the year ended Sept. 30, 2002.

4. LENDING OF PORTFOLIO SECURITIES
As of Sept. 30, 2002, securities valued at $28,785,000 were on loan to brokers. For collateral, the Portfolio received $33,735,000 in cash. Income from securities lending amounted to $330,243 for the year ended Sept. 30, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio as of September 30, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
19   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

Sept. 30, 2002

Assets
Investment in Portfolio (Note 1)                                                   $1,810,536,951
Capital shares receivable                                                                 198,880
                                                                                          -------
Total assets                                                                        1,810,735,831
                                                                                    -------------

Liabilities
Capital shares payable                                                                    136,312
Accrued distribution fee                                                                   70,728
Accrued service fee                                                                           213
Accrued transfer agency fee                                                                37,521
Accrued administrative services fee                                                         5,124
Other accrued expenses                                                                    314,821
                                                                                          -------
Total liabilities                                                                         564,719
                                                                                          -------
Net assets applicable to outstanding capital stock                                 $1,810,171,112
                                                                                   ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                           $    2,893,097
Additional paid-in capital                                                          2,405,829,657
Undistributed net investment income                                                     2,934,577
Accumulated net realized gain (loss)                                                 (123,982,832)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (477,503,387)
                                                                                     ------------
Total-- representing net assets applicable to outstanding capital stock            $1,810,171,112
                                                                                   ==============
Net assets applicable to outstanding shares:    Class A                            $1,243,238,483
                                                Class B                            $  529,201,360
                                                Class C                            $   11,988,446
                                                Class Y                            $   25,742,823
Net asset value per share of outstanding capital stock:
                                                Class A shares    198,570,229      $         6.26
                                                Class B shares     84,710,101      $         6.25
                                                Class C shares      1,919,562      $         6.25
                                                Class Y shares      4,109,795      $         6.26
                                                                    ---------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Year ended Sept. 30, 2002

Investment income
Income:
Dividends                                                                           $  58,420,039
Interest                                                                                1,323,246
   Less foreign taxes withheld                                                           (585,472)
                                                                                         --------
Total income                                                                           59,157,813
                                                                                       ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                      12,088,091
Distribution fee
   Class A                                                                              4,005,902
   Class B                                                                              6,543,190
   Class C                                                                                106,288
Transfer agency fee                                                                     3,921,135
Incremental transfer agency fee
   Class A                                                                                267,465
   Class B                                                                                212,766
   Class C                                                                                  5,438
Service fee -- Class Y                                                                     27,658
Administrative services fees and expenses                                                 758,131
Compensation of board members                                                              14,980
Printing and postage                                                                      443,074
Registration fees                                                                         147,215
Audit fees                                                                                  8,750
Other                                                                                      10,261
                                                                                           ------
Total expenses                                                                         28,560,344
   Earnings credits on cash balances (Note 2)                                             (25,089)
                                                                                          -------
Total net expenses                                                                     28,535,255
                                                                                       ----------
Investment income (loss) -- net                                                        30,622,558
                                                                                       ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                    (122,390,231)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (336,098,469)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (458,488,700)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(427,866,142)
                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund

Year ended Sept. 30,                                             2002                    2001

Operations and distributions
Investment income (loss)-- net                            $   30,622,558            $  25,400,387
Net realized gain (loss) on investments                     (122,390,231)             188,619,092
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                    (336,098,469)            (382,508,185)
                                                            ------------             ------------
Net increase (decrease) in net assets resulting
   from operations                                          (427,866,142)            (168,488,706)
                                                            ------------             ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                (22,432,138)             (22,045,496)
      Class B                                                 (4,554,855)              (3,851,470)
      Class C                                                    (80,465)                 (12,298)
      Class Y                                                   (439,564)                (349,234)
   Excess distribution from net investment income
      Class A                                                         --               (2,027,387)
      Class B                                                         --                 (354,196)
      Class C                                                         --                   (1,131)
      Class Y                                                         --                  (32,117)
   Net realized gain
      Class A                                                (87,982,304)              (2,766,437)
      Class B                                                (34,650,679)                (935,116)
      Class C                                                   (422,197)                  (1,288)
      Class Y                                                 (1,420,345)                 (37,043)
                                                              ----------                  -------
Total distributions                                         (151,982,547)             (32,413,213)
                                                            ------------              -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                   392,679,717              295,244,129
   Class B shares                                            263,495,025              174,759,417
   Class C shares                                             12,235,824                5,946,121
   Class Y shares                                             20,402,671               10,504,324
Reinvestment of distributions at net asset value
   Class A shares                                            107,051,130               25,598,726
   Class B shares                                             38,553,851                5,014,292
   Class C shares                                                498,599                   14,569
   Class Y shares                                              1,494,622                  404,975
Payments for redemptions
   Class A shares                                           (350,968,916)            (319,573,155)
   Class B shares (Note 2)                                  (157,389,074)            (114,609,539)
   Class C shares (Note 2)                                    (2,266,268)                (430,999)
   Class Y shares                                            (10,212,433)              (7,738,955)
                                                             -----------               ----------
Increase (decrease) in net assets
   from capital share transactions                           315,574,748               75,133,905
                                                             -----------               ----------
Total increase (decrease) in net assets                     (264,273,941)            (125,768,014)
Net assets at beginning of year                            2,074,445,053            2,200,213,067
                                                           -------------            -------------
Net assets at end of year                                 $1,810,171,112           $2,074,445,053
                                                          ==============           ==============
Undistributed net investment income                         $  2,934,577               $  675,069
                                                            ------------               ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Diversified Equity Income Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2002 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
23   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $856,028 and accumulated net realized loss has been decreased by $856,028.

The tax character of distributions paid for the years indicated is as follows:

Year ended Sept. 30,                       2002              2001
Class A
Distributions paid from:
        Ordinary income                 $35,902,111       $24,072,883
        Long-term capital gain           74,512,331         2,766,437
Class B
Distributions paid from:
        Ordinary income                   9,859,825         4,205,666
        Long-term capital gain           29,345,709           935,116
Class C
Distributions paid from:
        Ordinary income                     145,104            13,429
        Long-term capital gain              357,558             1,288
Class Y
Distributions paid from:
        Ordinary income                     657,016           381,351
        Long-term capital gain            1,202,893            37,043

As of Sept. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $     630,469
Accumulated gain (loss)                                 $(119,964,110)
Unrealized appreciation (depreciation)                  $(479,218,001)

Dividends to shareholders

Effective June 22, 2002, dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Prior to this date, dividends were declared daily and paid each calendar quarter. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing

--------------------------------------------------------------------------------
24   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT
percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00
o    Class B $20.00
o    Class C $19.50
o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,734,190 for Class A, $544,451 for Class B and $4,810 for Class C for the year ended Sept. 30, 2002

During the year ended Sept. 30, 2002, the Fund's transfer agency fees were reduced by $25,089 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended Sept. 30, 2002
                                             Class A              Class B                 Class C            Class Y
Sold                                      47,816,562             32,005,511             1,490,146          2,531,471
Issued for reinvested distributions       13,030,157              4,675,924                60,901            181,609
Redeemed                                 (44,279,109)           (20,258,258)             (292,092)        (1,289,882)
                                         -----------            -----------              --------         ----------
Net increase (decrease)                   16,567,610             16,423,177             1,258,955          1,423,198
                                          ----------             ----------             ---------          ---------

                                                                     Year ended Sept. 30, 2001
                                             Class A              Class B                 Class C            Class Y
Sold                                      32,651,545             19,417,512               659,779          1,163,797
Issued for reinvested distributions        3,045,127                581,261                 1,692             48,373
Redeemed                                 (35,797,246)           (12,919,452)              (47,456)          (866,369)
                                         -----------            -----------               -------           --------
Net increase (decrease)                     (100,574)             7,079,321               614,015            345,801
                                            --------              ---------               -------            -------

--------------------------------------------------------------------------------
25   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

4. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Sept. 30, 2002.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $119,964,110 as of Sept. 30, 2002, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Financial Highlights

Class A

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .13             .12            .13             .14             .23
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.43)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.32)           (.63)           .52            1.51            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.12)           (.12)          (.13)           (.13)           (.23)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.60)           (.15)          (.96)          (1.07)          (1.23)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------

Ratios/supplemental data

Net assets, end of period (in millions)                    $1,243          $1,489         $1,631          $1,985          $1,828

Ratio of expenses to average daily net assets(c)            1.02%            .95%           .93%            .89%            .86%

Ratio of net investment income (loss)
   to average daily net assets                              1.55%           1.38%          1.43%           1.41%           2.27%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.87%)         (7.03%)         5.66%          17.18%          (2.17%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Class B

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                               2002             2001          2000            1999            1998
Net asset value, beginning of period                       $ 8.17           $8.94          $9.40          $ 8.96          $10.39
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .06             .06            .08             .06             .15
Net gains (losses) (both realized and unrealized)           (1.44)           (.74)           .37            1.38            (.42)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.38)           (.68)           .45            1.44            (.27)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.08)           (.06)           (.16)
Excess distributions from net investment income                --            (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.54)           (.09)          (.91)          (1.00)          (1.16)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.25           $8.17          $8.94          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                      $529            $558           $547            $633            $505

Ratio of expenses to average daily net assets(c)            1.79%           1.71%          1.69%           1.66%           1.62%

Ratio of net investment income (loss)
   to average daily net assets                               .79%            .62%           .67%            .63%           1.48%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%
Total return(e)                                           (18.50%)         (7.70%)         4.85%          16.30%          (2.91%)

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000(b)
Net asset value, beginning of period                       $ 8.17           $8.94          $8.66
                                                           ------           -----          -----
Income from investment operations:
Net investment income (loss)                                  .07             .06            .02
Net gains (losses) (both realized and unrealized)           (1.45)           (.74)           .28
                                                            -----            ----            ---
Total from investment operations                            (1.38)           (.68)           .30
                                                            -----            ----            ---
Less distributions:
Dividends from net investment income                         (.06)           (.06)          (.02)
Excess distributions from net investment income                --            (.01)            --
Distributions from realized gains                            (.48)           (.02)            --
                                                             ----            ----
Total distributions                                          (.54)           (.09)          (.02)
                                                             ----            ----           ----
Net asset value, end of period                             $ 6.25           $8.17          $8.94
                                                           ------           -----          -----
Ratios/supplemental data

Net assets, end of period (in millions)                       $12              $5            $--

Ratio of expenses to average daily net assets(c)            1.82%           1.71%          1.69%(d)

Ratio of net investment income (loss)
   to average daily net assets                               .83%            .73%           .45%(d)

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%

Total return(e)                                           (18.48%)         (7.67%)         3.47%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Class Y

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                2002            2001           2000            1999            1998
Net asset value, beginning of period                       $ 8.18           $8.96          $9.40          $ 8.96          $10.40
                                                           ------           -----          -----          ------          ------
Income from investment operations:
Net investment income (loss)                                  .14             .14            .14             .15             .24
Net gains (losses) (both realized and unrealized)           (1.45)           (.75)           .39            1.37            (.44)
                                                            -----            ----            ---            ----            ----
Total from investment operations                            (1.31)           (.61)           .53            1.52            (.20)
                                                            -----            ----            ---            ----            ----
Less distributions:
Dividends from net investment income                         (.13)           (.14)          (.14)           (.14)           (.24)
Excess distributions from net investment income                 --           (.01)            --              --              --
Distributions from realized gains                            (.48)           (.02)          (.83)           (.94)          (1.00)
                                                             ----            ----           ----            ----           -----
Total distributions                                          (.61)           (.17)          (.97)          (1.08)          (1.24)
                                                             ----            ----           ----           -----           -----
Net asset value, end of period                             $ 6.26           $8.18          $8.96          $ 9.40          $ 8.96
                                                           ------           -----          -----          ------          ------
Ratios/supplemental data

Net assets, end of period (in millions)                       $26             $22            $21             $21             $76

Ratio of expenses to average daily net assets(c)             .86%            .78%           .76%            .78%            .78%

Ratio of net investment income (loss)
   to average daily net assets                              1.74%           1.56%          1.58%           1.58%           2.34%

Portfolio turnover rate (excluding short-term securities)     40%            105%            52%             84%             97%

Total return(e)                                           (17.75%)         (6.82%)         5.79%          17.30%          (2.11%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Diversified Equity Income Fund (a series of AXP Investment Series, Inc.) as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2002, and the financial highlights for each of the years in the five-year period ended September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Diversified Equity Income Fund as of September 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

November 1, 2002

--------------------------------------------------------------------------------
29   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Federal Income Tax Information
                     (Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Diversified Equity Income Fund
Fiscal year ended Sept. 30, 2002

Class A

Income distributions taxable as dividend income, 93.85% qualifying for deduction by corporations.

Payable date                 Per share
Dec. 20, 2001                 $0.10068
March 21, 2002                 0.02787
June 21, 2002                  0.03265
Sept. 20, 2002                 0.02710
Total                         $0.18830

Capital gain distribution taxable as long-term capital gain.

Payable date                 Per share
Dec. 20, 2001                 $0.40697
Total distributions           $0.59527

The distribution of $0.50765 per share, payable Dec. 20, 2001, consisted of $0.02711 from net investment income, $0.07357 from net short-term capital gains (a total of $0.10068 taxable as dividend income) and $0.40697 from net long-term capital gains.

Class B

Income distributions taxable as dividend income, 93.85% qualifying for deduction by corporations.

Payable date                 Per share
Dec. 20, 2001                 $0.08550
March 21, 2002                 0.01376
June 21, 2002                  0.01725
Sept. 20, 2002                 0.01330
Total                         $0.12981

Capital gain distribution taxable as long-term capital gain.

Payable date                 Per share
Dec. 20, 2001                 $0.40697
Total distributions           $0.53678

The distribution of $0.49247 per share, payable Dec. 20, 2001, consisted of $0.01193 from net investment income, $0.07357 from net short-term capital gains (a total of $0.08550 taxable as dividend income) and $0.40697 from net long-term capital gains.

--------------------------------------------------------------------------------
30   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Class C

Income distributions taxable as dividend income, 93.85% qualifying for deduction by corporations.

Payable date                 Per share
Dec. 20, 2001                 $0.08612
March 21, 2002                 0.01408
June 21, 2002                  0.01746
Sept. 20, 2002                 0.01405
Total                         $0.13171

Capital gain distribution taxable as long-term capital gain.

Payable date                 Per share
Dec. 20, 2001                 $0.40697
Total distributions           $0.53868

The distribution of $0.49309 per share, payable Dec. 20, 2001, consisted of $0.01255 from net investment income, $0.07357 from net short-term capital gains (a total of $0.08612 taxable as dividend income) and $0.40697 from net long-term capital gains.

Class Y

Income distributions taxable as dividend income, 93.85% qualifying for deduction by corporations.

Payable date                 Per share
Dec. 20, 2001                 $0.10403
March 21, 2002                 0.03096
June 21, 2002                  0.03603
Sept. 20, 2002                 0.03026
Total                         $0.20128

Capital gain distribution taxable as long-term capital gain.

Payable date                 Per share
Dec. 20, 2001                 $0.40697
Total distributions           $0.60825

The distribution of $0.51100 per share, payable Dec. 20, 2001, consisted of $0.03046 from net investment income, $0.07357 from net short-term capital gains (a total of $0.10403 taxable as dividend income) and $0.40697 from net long-term capital gains.

--------------------------------------------------------------------------------
31   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 79 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age        Position held      Principal            Other directorships
                          with Fund and      occupation during
                          length of service  past five years

------------------------- ------------------ -------------------- ---------------------
Arne H. Carlson           Board member       Chair, Board
901 S. Marquette Ave.     since 1999         Services
Minneapolis, MN 55402                        Corporation
Born in 1934                                 (provides
                                             administrative
                                             services to
                                             boards). Former
                                             Governor of
                                             Minnesota
------------------------- ------------------ -------------------- ---------------------
Philip J. Carroll, Jr.    Board member       Retired Chairman     Boise Cascade
901 S. Marquette Ave.     since 2002         and CEO, Fluor       Corporation (forest
Minneapolis, MN 55402                        Corporation          products), Scottish
Born in 1937                                 (engineering and     Power PLC, Vulcan
                                             construction)        Materials Company,
                                             since 1998. Former   Inc.
                                             President and CEO,   (construction
                                             Shell Oil Company    materials/chemicals)
------------------------- ------------------ -------------------- ---------------------
Livio D. DeSimone         Board member       Retired Chair of     Cargill,
30 Seventh Street East    since 2001         the Board and        Incorporated
Suite 3050                                   Chief Executive      (commodity
St. Paul, MN 55101-4901                      Officer, Minnesota   merchants and
Born in 1936                                 Mining and           processors), Target
                                             Manufacturing (3M)   Corporation
                                                                  (department
                                                                  stores), General
                                                                  Mills, Inc.
                                                                  (consumer foods),
                                                                  Vulcan Materials
                                                                  Company
                                                                  (construction
                                                                  materials/
                                                                  chemicals),
                                                                  Milliken & Company
                                                                  (textiles and
                                                                  chemicals), and
                                                                  Nexia
                                                                  Biotechnologies,
                                                                  Inc.
------------------------- ------------------ -------------------- ---------------------
Ira D. Hall               Board member       Private investor;    Imagistics
183 Long Close Road       since 2001         formerly with        International, Inc.
Stamford, CT 06902                           Texaco Inc.,         (office equipment),
Born in 1944                                 Treasurer,           Reynolds & Reynolds
                                             1999-2001 and        Company
                                             General Manager,     (information
                                             Alliance             services), TECO
                                             Management           Energy, Inc.
                                             Operations,          (energy holding
                                             1998-1999. Prior     company), The
                                             to that, Director,   Williams Companies,
                                             International        Inc. (energy
                                             Operations IBM       distribution
                                             Corp.                company)
------------------------- ------------------ -------------------- ---------------------
Heinz F. Hutter           Board member       Retired President
P.O. Box 2187             since 1994         and Chief
Minneapolis, MN 55402                        Operating Officer,
Born in 1929                                 Cargill,
                                             Incorporated
                                             (commodity
                                             merchants and
                                             processors)
------------------------- ------------------ -------------------- ---------------------
Anne P. Jones             Board member       Attorney and         Motorola, Inc.
5716 Bent Branch Rd.      since 1985         Consultant           (electronics)
Bethesda, MD 20816
Born in 1935
------------------------- ------------------ -------------------- ---------------------
Stephen R. Lewis, Jr.*    Board member       Retired President
901 S. Marquette Ave.     since 2002         and Professor of
Minneapolis, MN 55402                        Economics,
Born in 1939                                 Carleton College
------------------------- ------------------ -------------------- ---------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a securityholder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
32   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Alan G. Quasha            Board member       President,           Compagnie
720 Fifth Avenue          since 2002         Quadrant             Financiere
New York, NY 10019                           Management, Inc.     Richemont AG
Born in 1949                                 (management of       (luxury goods)
                                             private equities)
------------------------- ------------------ -------------------- ---------------------
Alan K. Simpson           Board member       Former three-term    Biogen, Inc.
1201 Sunshine Ave.        since 1997         United States        (biopharmaceuticals)
Cody, WY 82414                               Senator for Wyoming
Born in 1931
------------------------- ------------------ -------------------- ---------------------
Alison Taunton-Rigby      Board member       President,           Synaptic
8 Farrar Road             since 2002         Forester Biotech     Pharmaceuticals
Lincoln, MA 01773                            since 2000. Former   Corporation
Born in 1944                                 President and CEO,
                                             Aquila
                                             Biopharmaceuticals,
                                             Inc.
------------------------- ------------------ -------------------- ---------------------

Board Members Affiliated with AEFC**

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Barbara H. Fraser         Board member       Executive Vice
1546 AXP Financial        since 2002         President - AEFA
Center                                       Products and
Minneapolis, MN 55474                        Corporate
Born in 1949                                 Marketing of AEFC
                                             since 2002.
                                             President -
                                             Travelers Check
                                             Group, American
                                             Express Company,
                                             2001-2002.
                                             Management
                                             Consultant,
                                             Reuters,
                                             2000-2001.
                                             Managing Director
                                             - International
                                             Investments,
                                             Citibank Global,
                                             1999-2000.
                                             Chairman and CEO,
                                             Citicorp
                                             Investment
                                             Services and
                                             Citigroup
                                             Insurance Group,
                                             U.S., 1998-1999.
                                             Head of Marketing
                                             and Strategic
                                             Planning -
                                             Investment
                                             Products and
                                             Distribution,
                                             Citibank Global,
                                             1995-1998
------------------------- ------------------ -------------------- ---------------------
Stephen W. Roszell        Board member       Senior Vice
50238 AXP Financial       since 2002; Vice   President -
Center                    President since    Institutional
Minneapolis, MN 55474     2002               Group of AEFC
Born in 1949
------------------------- ------------------ -------------------- ---------------------
William F. Truscott       Board member       Senior Vice
53600 AXP Financial       since 2001, Vice   President - Chief
Center                    President since    Investment Officer
Minneapolis, MN 55474     2002               of AEFC since
Born in 1960                                 2001. Former Chief
                                             Investment Officer
                                             and Managing
                                             Director, Zurich
                                             Scudder Investments
------------------------- ------------------ -------------------- ---------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                     Position held      Principal
address,                  with Fund and      occupation during
age                       length of service  past five years      Other directorships
------------------------- ------------------ -------------------- ---------------------
Jeffrey P. Fox            Treasurer since    Vice President -
50005 AXP Financial       2002               Investment
Center                                       Accounting, AEFC,
Minneapolis, MN 55474                        since 2002; Vice
Born in 1955                                  President -
                                             Finance, American
                                             Express Company,
                                             2000-2002; Vice
                                             President -
                                             Corporate
                                             Controller, AEFC,
                                             1996-2000
------------------------- ------------------ -------------------- ---------------------
Paula R. Meyer            President since    Senior Vice
596 AXP Financial Center  2002               President and
Minneapolis, MN 55474                        General Manager -
Born in 1954                                 Mutual Funds,
                                             AEFC, since 2002;
                                             Vice President and
                                             Managing Director -
                                             American Express
                                             Funds, AEFC,
                                             2000-2002; Vice
                                             President, AEFC,
                                             1998-2000;
                                             President - Piper
                                             Capital
                                             Management 1997-1998
------------------------- ------------------ -------------------- ---------------------
Leslie L. Ogg             Vice President,    President of Board
901 S. Marquette Ave.     General Counsel,   Services
Minneapolis, MN 55402     and Secretary      Corporation
Born in 1938              since 1978
------------------------- ------------------ -------------------- ---------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
34   --   AXP DIVERSIFIED EQUITY INCOME FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds

AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New DimensionsFund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds

AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds

AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds

AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds

AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds

AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds

AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Diversified Equity Income Fund
70100 AXPFinancial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6475 V (11/02)